                       TRUSTe License Agreement Rev 4.3

This agreement (the "Agreement"), once signed below by both parties ("Effective Date") represents the agreement between Trusted Universal Standards in Electronic Transactions ("TRUSTe") and (Lifeminders.com)(the "Licensee") with
                                       -----------------
respect to Licensee's participation in the TRUSTe Program and use of the TRUSTe/SM/ service mark (the "Mark") and the use of the TRUSTe "children's seal mark" (the "Children's Mark"). For purposes of Sections 2, 3, 4, 5, 6, 9, and 10, the term "Mark" shall include both the Mark and Children's Mark. By signing this Agreement Licensee agrees to the terms, conditions and program requirements set forth herein (the "Program Requirements"). The Program Requirements, as defined in Section 1, may be amended from time to time by TRUSTe at its reasonable discretion with 30 days prior written or electronic notice, at which time Licensee has the right to terminate this Agreement and receive a prorated amount of the license fees paid hereunder. For the purposes of this Agreement, the term "Recorded Notice" shall include both written notice and electronic notice that are received.

   1.  Program Requirements.  The TRUSTe program (the "Program") is intended to
       --------------------
       promote fair information practices with regard to the collection of Personally Identifiable Information at Web Sites in order to promote the Internet as a trustworthy environment for conducting business, education, communication and entertainment activities. "Personally Identifiable Information" refers to any information that can be used to identify, contact, or locate a person. This includes information that is used in a way that is personally identifiable, including linking it with identifiable information from other sources, or from which other personally identifiable information can easily be derived, including but not limited to name, address, phone number, fax number, email address, personal profiles, personal preferences, financial profiles, social security number, credit card information, and IP addresses. Personally Identifiable Information does not include information that is collected anonymously (i.e., without identification of the individual user) or demographic information. TRUSTe agrees to name an account representative for Licensee within 30 days of the effective date. Licensee agrees to the following program requirements.

          A.  Site Coordinator. Name a coordinator for the Site (defined in
              ----------------
              Section 2 below) (the "Site Coordinator"). All notices between TRUSTe and Licensee shall be directed to the designated Site Coordinator and designated TRUSTe account representative, which either party may change upon Recorded Notice to the other.


          B.  The Mark. Licensee shall display the Mark on Licensee's Web site
              --------
              in a location subject to TRUSTe's reasonable approval, such as the home page or where information is collected, and link the Mark to Licensee's Privacy Statement. Licensee must provide TRUSTe with the URL(s) of the Mark(s) and must provide TRUSTe five calendar days prior Recorded Notice of changing the URL(s).


          C.  Privacy Statement(s). Licensee shall maintain and abide by a
              --------------------
              privacy statement that is written by Licensee, approved by TRUSTe, and is easily accessible at Licensee's Site ("Privacy Statement").

                  a. Privacy Statements must include a statement explaining that the Web site is a licensee of the TRUSTe program. This statement shall include how users can contact the Site as well as TRUSTe for concerns regarding the Site's Privacy Statement. The Privacy Statement must display the TRUSTe "click to verify seal" html display, and link the seal to the appropriate verification page located on TRUSTe's secure server. The verification page will confirm the Site's participation in the TRUSTe program as specified in Appendix A.

                  b. Privacy Statements must reside on Licensee's server (or that of third party with whom

           Licensee has contracted for use of a server for the Site) unless otherwise agreed to in writing or email by TRUSTe and Licensee. Licensee must provide TRUSTe with the URL(s) of the Privacy Statement(s) and must provide TRUSTe Recorded Notice five calendar days prior to changing the URL(s).


     D. Coordinator's Site. Licensee Shall provide TRUSTe with the contact
        ------------------
        information for the Site Coordinator, contact information for at least one individual that can provide contact information of other individuals that have access to or control of information being collected and used:
        URL(s) of the Site's Privacy Statement(s); and URL(s) of the Mark(s) using TRUSTe's Coordinator's Site (TRUSTe's licensees only area located on TRUSTe's Web site).

    E.  Collection and Use Practices. Licensee shall disclose the Site's
        ----------------------------
        Information collection and use practices prior to or at the time of collection via its Privacy Statement(s), including each of the following:

          a. What personally identifiable information is collected.
          b. The organization collecting the information.
          c. How the information may be used.
          d. With whom the information may be shared, if at all.
          e. What choices are available regarding collection, use and distribution of the information.
          f. What kinds of security procedures are in place to protect the loss, misuse or alteration of information in organization's possession or control.
          g. Whether users are offered access to their information and how they may have inaccuracies corrected.

     F. Choice (Opt-out). Licensee shall offer the user the opportunity to
        ----------------
        exercise choice (opt-out) regarding how Personally Identifiable Information collected from users may be used or distributed when such use or distribution is unrelated to the purpose for which the information was collected except to the extent required by law, court order, or as requested by other government or law enforcement authority. Licensee shall offer the user the opportunity to opt-out regarding (1) how Personally Identifiable Information collected from such users may be used when such use is unrelated to the purpose for which the information was collected; and (2) how Personally Identifiable Information collected from such users may be distributed to third parties when such distribution is unrelated to the purpose for which the information was collected. If Licensee does not offer the user such a choice to opt out upon the execution of this Agreement, Licensee agrees to implement such a mechanism no later than June 30, 1999.

    G.  Security. Licensee must implement reasonable procedures to protect
        --------
        Personally Indentifiable Information within its control from loss, misuse or unauthorized alteration. If Licensee collects, uses, or disseminates information, such as credit card numbers or social security numbers, it shall utilize commercially accepted protocols, such as encryption, to protect information sent over the internet.

    H.  Data Quality and Access. Licensee shall take reasonable steps when
        -----------------------
        creating, maintaining, using or disseminating Personally Identifiable Information, to assure that the data are accurate, complete and timely for the purposes for which they are to be used. If not already in place at the execution of this Agreement, Licensee agrees to implement no later that June 30, 1999 appropriate processes or mechanisms to allow users to correct inaccuracies in material Personally Identifiable Information, such as account or contact information. These processes and mechanisms must be simple and easy to use, and shall confirm to users assurances that inaccuracies have been corrected.

    I.  Children's Program. If in TRUSTe's reasonable judgement, the Site is
        ------------------
        directed at children under the age of 13 or at users whose ages are known to be under the age of 13. Licensee of that Site shall also abide by the requirements of TRUSTe's Children Seal Program attached as Appendix B.

    J.  Displaying Personally Identifiable Information. Licensee shall not make
        ----------------------------------------------
        Personally Identifiable
   information available to the general public in any form (including, on-line directories and customer lists) without the prior written or electronic consent of the individual identified unless (a) the information is already publicly available; (b) required by law, court order, or as requested by other government or law enforcement authority; (c) the information is posted by the user to an on-line bulletin board, chat room, new groups, or other public forum. Licensees who offer on-line directories must delete information from the Site upon the user's request even if the information is publicly available. Publicly available information includes information about an individual that is available to the general public from non-governmental sources such as telephone directories, classified ads, newspaper reports, publications, or other forms of information.

K. Use of Personally Identifiable Information. Licensee shall treat all
   ------------------------------------------
   Personally Identifiable Information gathered on the Site in accordance with the Site's Privacy Statement(s). If Licensee wishes to change its use of Personally Identifiable Information. Licensee shall first notify TRUSTe of changes and shall first take reasonable measures to obtain the consent of the user to whom it pertains, such as obtaining written or electronic consent of the user. With prior written approval by TRUSTe, Licensee may post prominent notices on the Site about the change of such policy and leave such notices posted for at least thirty days prior to implementation of the new use and description of how to notify Licensee to not permit such use. Licensee shall specify in their Privacy Statement how users will be notified of changes in the use of Personally Identifiable Information.

L. Reviews. Licensee shall cooperate with TRUSTe to ensure compliance with the
   -------
   Program, Program Requirements and Privacy Statement. TRUSTe may, itself or through an independent third party designated by TRUSTe, review the Privacy Statement(s) and the Web Site periodically, to assess the level of consistency and quality of use of the Mark on the Site and the consistency and quality of the Site's Privacy Statement(s) and related privacy practices, and Licensee's conformance with the Program Requirements throughout the term of the Agreement. Such reviews may consist of Web Site reviews (initial and periodic reviews) conducted at TRUSTe's offices, tracking unique identifiers in the Site's database (seeding), and monitoring changes in Licensee's Privacy Statement(s). On-Site privacy compliance reviews may be used as part of TRUSTe's oversight process should TRUSTe have reason to believe Licensee is in non-compliance with this Agreement. To comply with this paragraph 1(L), Licensee agrees to:

     a. At no change to TRUSTe or its representatives, provide full access to the Site (i.e., including password access to premium or members only areas) and reasonable access to Licensee's records for the purpose of conducting reviews to ensure that Licensee's stated privacy practices are consistent with actual practices. At Licensee's discretion, TRUSTe may be required to sign a confidentiality agreement prior to reviewing materials required under this Section.

     b. Be subject to an on-site compliance review in response to complaints from end users or TRUSTe. If Licensee has breached this Agreement, Licensee agrees to reimburse TRUSTe for the reasonable cost of any such review and promptly rectify the practice to TRUSTe's reasonable satisfaction. TRUSTe shall provide, at a minimum, ten days written notice to Licensee prior to initiation of an on-site review and perform its review during Licensee's normal business hours. TRUSTe shall use its reasonable effort to accommodate Licensee's schedule and shall perform its review in such a manner as to not unreasonably interfere with Licensee's operations.

     c. Respond within five business days to all reasonable TRUSTe inquiries about Licensee's implementation of the Program at the Site and its conformance with the Privacy Statement.

     d. Review and update the contact information for Licensee's representative assigned to provide TRUSTe contact information of individuals that have access to or control of information being gathered and/or tracked. Such information shall not be disclosed by TRUSTe to third parties and shall only be used by TRUSTe, or an independent party designated by TRUSTe, solely for the purpose of verifying Licensee's compliance with this Agreement.

            e. Provide, upon TRUSTe's reasonable request, information regarding how information gathered and/or tracked is used. Such information shall not be disclosed to third parties and shall only be used by TRUSTe, or an independent party designated by TRUSTe. solely for the purpose of verifying Licensee's compliance with this Agreement.

     M.   User Complaints. Licensee shall provide users with reasonable
          ---------------
          appropriate means, which may include a variety of mechanisms, to ensure that users have a simple and effective way to submit concerns regarding Licensee's privacy practices. Licensee shall respond to all reasonable user inquires within five business days. Licensee shall also reasonably cooperate with TRUSTe's efforts to resolve questions aid concerns on behalf of the user.

     N.   Under investigation. Licensee warrants at the time of entering this
          -------------------
          Agreement that they are not currently under formal investigation, of which they have been notified, relating to the use of Personally Identifiable information by any known governmental agency in any country, including without limitation the United States Federal Trade Commission or any European Community privacy ombudsman. If an existing Licensee becomes the subject of any such investigation or a defendant in an action by any of the aforementioned authorities, it shall provide the name of the agency, the purpose of the investigation and the status of the investigation to TRUSTe within thirty days of learning of such investigation or action.

     0.   Notice of Investigation. Promptly give notice to TRUSTe upon the
          -----------------------
          notice or commencement of any investigation of the type described in paragraph 1(N). The course of action taken by TRUSTe will be on a case-by-case basis depending on the purpose of the investigation.

2.   License Grant. Subject to the terms and conditions of this Agreement,
     -------------
     TRUSTe grants to Licensee a non-exclusive, royalty-free, worldwide, non-transferable license to use, reproduce, and publicly display copies of the Mark in the form provided by TRUSTe to Licensee on the following single Web Site (the "Site"): http:// lifeminders.com Licensee may not use or
                                    ---------------
     reproduce the Mark in any manner other than as described in this Agreement. Licensee's use of the Mark is limited to the Site only, and no license is provided to use the Mark on any other Site or on any products or materials of any kind produced by Licensee. Licensee may not sublicense the use of the Mark, except as necessary to a third party who provides the hosting service for Licensee's Site in order to allow the display of the Mark on the Site.

3.   Ownership of the Mark: Quality Control.
     --------------------------------------

     A.   Acknowledgment: Nonassistance. Licensee acknowledges that TRUSTe (or
          -----------------------------
          its licensor) is the sole and exclusive owner of all trademarks, service marks, copyrights and other intellectual property rights of any kind In the Mark (including its use as a "Pending Mark", A Pending Mark is defined as the Mark or Children's Mark with a notice stating that TRUSTe's review of the Site is pending.) Licensee agrees that:
          (a) it shall do nothing inconsistent with such ownership either during the term of the Agreement or afterwards; (b) it shall use the Mark in a manner that does not deviate from TRUSTe's rights in the Mark; (c) it shall take no action that shall interfere with or diminish TRUSTe's right in the Mark; and (d) it shall use the Mark so as to create a separate and distinct impression from any other service Mark or trademark that may be used.


     B.   Formalities. In order to comply with the requirements of certain
          -----------
          foreign trademark laws, TRUSTe may need to know if the Site's server is located in a particular country or countries and other information regarding such use. Licensee shall supply such information upon TRUSTe's reasonable request, and shall reasonably cooperate with TRUSTe to allow It to comply with the formalities of local laws, including but not limited to by executing applications for registration as a registered user, executing additional license agreements suitable for recording with appropriate authorities, by providing proof of use of the Mark, or by providing or executing other applicable documents.


     C.   Non-Alteration. The Mark shall reside on Licensee's server, however,
          --------------
          Licensee shall not alter
        the Mark in any form, change the data contained within the image, change the file name of the image, or artificially change the size or shape of the image(s). If the Mark resides on a server other than Licensee's own server because a party provides service to Licensee with regard to the Site. Licensee shall ensure that any such third party conforms to the requirements of this Agreement with regard to the Mark.

4. Warranty and Disclaimer Licensee Indemnification.  The Mark is licensed "AS
   ------------------------------------------------
   IS" with no warranty of any kind. Licensee shall defend, indemnify and hold TRUSTe harmless from any third party claims against TRUSTe, its officers, directors, employees or representatives, arising from or relating to the Site. Licensee's use of the Mark (except for claims that the Mark or use of the Mark infringes any rights of third parties) or Licensee's compliance with the Privacy Statement(s).

5. Term. Unless terminated earlier or extended by the parties in writing, this
   ----
   Agreement shall terminate (a) one year from the date that TRUSTe notifies Licensee that its Privacy Statement has been approved and that it is authorized to display the Mark on the Site, or (b) one year and thirty days from the date this Agreement is executed by TRUSTe, whichever is earlier. Licensee shall need to re-apply and re-qualify for a TRUSTe license upon termination of this Agreement if it wishes to continue to use the Mark and participate in the Program.

6. Termination.
   -----------

     A. Termination for Material Breach.  TRUSTe may terminate this Agreement
        -------------------------------
        upon fourteen calendar days prior written notice to Licensee of a material breach of this Agreement, unless the breach is corrected to TRUSTe's reasonable satisfaction within the fourteen calendar day period. Material breaches include but are not limited to: (a) Licensee's use of the Mark on the site in a manner inconsistent with the license granted under this Agreement, any use of the Mark on products or materials (unless expressly approved in writing as provided below), or any use otherwise contrary to the provisions of this Agreement; (b) Licensee's challenge to TRUSTe's ownership of the Mark or the validity of the Mark; (c) Licensee's failure to adhere to the policies set forth in Licensee's Privacy Statement, or(d) Licensee's failure to permit or cooperate with a review of the Privacy Statement or the Site and related records.

     B. Partial Termination/Modification of Mark.  Upon ten business days prior
        ----------------------------------------
        to written notice, TRUSTe may terminate Licensee's right to use the Mark on a server in a particular country in which TRUSTe reasonably determines that the continued use of the Mark in such country may impose potential liability on TRUSTe or seriously threaten TRUSTe's ownership of the Mark. In addition, if TRUSTe's use of the Mark is challenged by a third party or TRUSTe becomes aware of a significant risk of such a challenge, TRUSTe may at its option uniformly provide its licensees with a replacement trademark for the Mark which shall become the Mark for all purposes under this Agreement.

     C. Termination for No Cause. Either party may terminate this Agreement at
        ------------------------
        any time upon thirty calendar days prior written notice for any reason, with or without cause.

     D. Effect of Termination. Upon termination of this Agreement, Licensee
        ---------------------
        shall immediately cease all use of the Mark. In maintaining a trusting relationship with its users, Licensee acknowledges it should continue to treat Personally Identifiable Information received during the term of the Agreement, prior to the effective date of the termination in accordance with the Privacy Statement.

7. Fees. Licensee shall pay TRUSTe a one time annual fee in the amount
   ----
   determined by the invoice generator available on TRUSTe's Site in effect on the day that the invoice is generated by Licensee. Fees are based on Licensee's annual corporate revenue ("Fees"); the annual corporate revenue for the last fiscal year was:

     [X] $0 - $1 million                [_] $25 - $50 million
     [_] $1 - $5 million                [_] $50 - $75 million
     [_] $5 - $10 million               [_] $75 million and over
     [_] $10 - $25 million

   Fees are to be submitted to TRUSTe together with two original copies of this Agreement executed by Licensee and submitted to TRUSTe for review and acceptance in TRUSTe's sole discretion. If TRUSTe determines that it does not wish to enter into this Agreement with Licensee, it shall so notify Licensee and shall refund the Fees within ten business days of its receipt of this Agreement and all Fees from Licensee. Otherwise the Fees are non-refundable unless this Agreement is terminated without cause by TRUSTe, in which case TRUSTe shall promptly refund a prorated portion of the Fees of the remaining term.

8. Consequential Damages Waiver. NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR
   ----------------------------
   ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OR DAMAGES FROM LOST PROFITS OR LOST USE, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9. Liability Limitation. Except as stated in Section 1.L(b) and Section 4,
   --------------------
   neither party shall be liable to the other on any claim arising under or relating to this Agreement, the Program or the Mark for any amount greater than the amount of fees actually paid by Licensee to TRUSTe under this Agreement.

10. Right of Publicity. Licensee hereby grants TRUSTe a nonexclusive, royalty-
    ------------------
    free, worldwide license, during the term of this Agreement, to use and distribute Licensee's name and URL in TRUSTe's Current List of Licensees located on TRUSTe's publicly accessible Web site and corporate brochures. TRUSTe will provide Licensee the option of participating in third party listings and directories such as, TRUSTe's Licensee Directory hosted by WorldPages (http://www.truste.com); and Alexa Internet identifying TRUSTe licensees as meta data. Upon termination or expiration of this Agreement, TRUSTe will immediately remove the Licensee from TRUSTe's Current List of Licensees located on TRUSTe's publicly accessible Web site. All other such uses and distributions authorized by TRUSTe prior to the termination or expiration of this Agreement may continue for thirty days after any such termination or expiration. Licensee agrees to allow TRUSTe to use its name and URL on other advertisements, promotional materials and related collateral ("Marketing Uses"), during the term of this Agreement, with the prior written or electronic consent of Licensee. If Licensee wishes to use the Mark for any advertising, promotional or other purposes outside the scope of the Agreement, it may do so only with the prior written or electronic consent of TRUSTe as to each such use.

11. Miscellaneous.
    -------------

     A. Governing Law; Jurisdiction; Attorney's Fees. This Agreement shall be
        --------------------------------------------
        construed in accordance with, and governed by, the laws of the State of California. In any action to interpret or enforce this Agreement, the prevailing party shall be awarded all court costs and reasonable attorneys' fees incurred.

     B. Entire Agreement; Waiver; Relationship of the Parties. There are no
        -----------------------------------------------------
        promises, covenants, or undertakings between the parties other than those expressly set forth in this Agreement and the exhibits hereto. Licensee has read, understood and accepted this Agreement. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the parties. Nothing contained in the Agreement shall be construed as creating a joint venture, partnership, agency or employment relationship between the parties, and neither party shall have any right to bind the other or incur any obligation on the other's behalf without the other's prior written consent. This Agreement and the exhibits hereto constitutes the entire Agreement between the parties as to the subject matter hereof, and supersedes all prior and contemporaneous agreements, representations and understandings between them. This

Agreement shall not be changed, modified, or amended except by a writing signed by both parties. This Agreement is not for the benefit of any third party but nothing in this Agreement shall prevent or interfere with a user of Licensee's site bringing an action against Licensee for violation of its Privacy Statement.

C. Receipt of Confidential Information
   -----------------------------------

    a. Definition of Licensee Confidential Information. "Licensee Confidential ------------------------------------------------Information" means valuable information concerning Licensee's business and not generally known to the public which is disclosed to TRUSTe. Licensee Confidential Information may include, but need not be limited to, trade secrets, know-how, inventions, techniques, processes, algorithms, software programs, schematics, software source documents, contracts, customer lists, financial information, sales and marketing and information and business plans.

    b. Confidentiality. TRUSTe agrees to maintain in strict confidence Licensee
       ----------------
       Confidential Information and not to disclose such information to any person except its officers, employees or consultants to whom it is necessary for the purposes of operation of the TRUSTe program, and evaluating the commercial potential of a business relationship with Licensee or any other purpose which Licensee may hereafter authorize in writing. TRUSTe represents that all such consultants shall be bound by the terms of this confidentiality agreement or a similar agreement with terms no less protective of Licensee's Confidential Information than this Agreement. TRUSTe shall take reasonable measures to maintain the confidentiality of Licensee Confidential Information, but not less than the measures it uses for its own confidential information or similar type. These obligations shall not apply to the extent that Licensee Confidential Information includes information which (a) is already known to TRUSTe at the time of disclosure, which knowledge TRUSTe shall have the burden of proving; (b) is, or, through no act or failure to act of TRUSTe, become publicly known; (c) is legally received by TRUSTe from a third party without restriction on disclosure; (d) is independently developed by TRUSTe without reference to the Confidential Information of Licensee; (e) is approved for release by written authorization of Licensee. This paragraph shall survive any expiration or earlier expiration of this Agreement.

    c. Materials. Unless otherwise agreed to in writing, all materials
       ---------
       including, without limitation, documents, drawings, models, apparatus, sketches, designs and lists furnished to TRUSTe by Licensee which contain Licensee Confidential Information shall remain the property of Licensee. TRUSTe shall return to Licensee or destroy such materials and all copies thereof upon the termination of this Agreement or upon the written request of Licensee.

D. Licensee Contract Information
   -----------------------------

   Designated Site Coordinator:     Jeff Johnson
                                  ---------------------------
   Site Coordinator's Email:        jjohnson@mindersoft.com
                                  ---------------------------
   Site Coordinator's Telephone:    (703) 707-8261 ext. 234
                                  ---------------------------

                               ----------------

The authorized officers of the parties have executed this Agreement below.

Please verify the information required in the opening paragraph and Sections 2 and 7 has been provided.

Accepted and Agreed by TRUSTe Accepted and Agreed by Licensee

--------------------------------------------------------------------------------
   By   Susan Scott                     By  [illegible]

 Name   Susan Scott                   Name  [illegible]
--------------------------------------------------------------------------------
Title   Executive Director           Title  President & C.E.O.

 Date   3-12-99                       Date  3/10/99
--------------------------------------------------------------------------------
                                 Telephone  (703)707-8261 ext. 232

                                     Email  schapin@mindersoft.com
--------------------------------------------------------------------------------
                         Company Name: LifeMinders.com
--------------------------------------------------------------------------------
                              Address: 694 Spring Street
                                       Herndon, VA 20170
--------------------------------------------------------------------------------
                            Telephone: (703)707-8261
--------------------------------------------------------------------------------

                             --------------------

Appendix A: TRUSTe Verification Page

  1. The following verification page shall be used for sites that are not directed to children under 13 or which the age of the user is known to be 13 or older.

     (Name of Company) is a licensee of the TRUSTe Privacy Program. This statement discloses the privacy practices for (name of the Web Site).

     TRUSTe is an independent, non-profit initiative whose mission is to build users' trust and confidence in the Internet by promoting the principles of disclosure and informed consent. Because this site wants to demonstrate its commitment to your privacy, it has agreed to disclose its information practices and reviewed for compliance by TRUSTe. By displaying the TRUSTe mark, this Web site has agreed to notify you of:

       . What personally identifiable information of yours is collected
       . What organization is collecting the information
       . How the information is used
       . With whom the information may be shared
       . What choices are available to you regarding collection, use and distribution of the information
       . What kind of security procedures that are in place to protect the loss, misuse or alteration of information under the company's control
       . How you can correct any inaccuracies in the information.

     If you have questions or concerns regarding the site's privacy statement, you should first contact the company at (enter email address, phone number, mailing address, etc.). If you do not receive acknowledgment of your inquiry or your inquiry has not been satisfactorily addressed, you should then contact TRUSTe (http://www.truste.org/users/users_watchdog.html).

     To return to the Site, please use the "Back" button on your browser.

2. The following verification page shall be used as notice to parents for sites that are directed to children under 13 or which the age of the user is known to be under 13.

(Name of Company) is a licensee of the TRUSTe Privacy Program. This statement discloses the privacy practices for (name of the Web Site).

TRUSTe is an independent, non-profit initiative whose mission is to build users' trust and confidence in the Internet by promoting the principles of disclosure and informed consent. Because this site wants to demonstrate its commitment to your privacy, it has agreed to disclose its information practices and have its privacy practices reviewed for compliance by TRUSTe. By displaying the TRUSTe mark, this Web site has agreed to notify you of:

     . What personally identifiable information of yours is collected
     . What organization is collecting the information
     . How the information is used
     . With whom the information may be shared
     . What choices are available to you regarding collection, use and distribution of the information
     . What kind of security procedures that are in place to protect the loss, misuse or alteration of information under the company's control
     . How you can correct any inaccuracies in the information.

The site has also agreed to the following Children's requirements when a visitor is under 13 years old. The site will:

     1. NOT collect online contact information without prior parental consent or parental notification, which will include an opportunity for the parent to prevent use of the information and participation in the activity. Without prior parental consent, online information will only be used to respond directly to the child's request and will not be used for other purposes without prior parental consent.
     2. NOT collect personally identifiable offline contact information without prior parental consent.
     3. NOT distribute to third parties any personally identifiable information without prior parental consent.
     4. NOT give the ability to publicly post or otherwise distribute personally identifiable contact information without prior parental consent.
     5. NOT entice by the prospect of a special game, prize or other activity, to divulge more information than is needed to participate the activity.

If you have questions or concerns regarding the site's privacy statement, you should first contact the company at (enter email address, phone number, mailing address, etc.). If you do not receive acknowledgment of your inquiry or your inquiry has not been satisfactorily addressed, you should then contact TRUSTe (http://www.truste.org/users/users_watchdog.html).

To return to the Site, please use the "Back" button on your browser.

                             --------------------

Appendix B: TRUSTe's Children's Seal Program

TRUSTe recognizes the special privacy protection that needs to be afforded to children. Licensees whose online activities are directed at children must display TRUSTe's Children Mark and must abide by the Children's Seal Requirements. If Licensee's online activities are not directed at children, however the age of the visitors is known to be under 13. Licensee is not required to display the TRUSTe's Children's Mark, however Licensee must abide by the Children's Seal Requirements.

Children's Seal Requirements.

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1.  If a Licensee's Site is directed at children under 13 or if the age of visitors is known to be under the age of 13, Licensee agrees at that Site it will NOT:

      A. Collect online contact information from a child under 13 without prior parental consent or direct parental notification of the nature and intended use of this information, which shall include an opportunity for the parent to prevent use of the information and participation in the activity. Where prior parental consent is not obtained, online contact information shall only be used to directly respond to the child's request and shall not be used to re-contact the child for other purposes.

      B. Collect personally identifiable offline contact information from children under 13 without prior parental consent.

      C. Distribute to third parties any Personally identifiable information collected from a child under 13 without prior parental consent.

      D. Give the ability to children under 13 to publicly post or otherwise distribute personally identifiable contact information without prior parental consent, and will make best efforts to prohibit a child from posting any contact information.

      E. Entice a child under 13 by the prospect of a special game, prize or other activity, to divulge more information than is needed to participate in such activity.

2. Licensee shall place prominent notice where personally identifiable information is collected, requesting the child to ask a parent for permission to answer the questions.